Contact:

William S. Jones
Executive Vice President
and Chief Administrative Officer
615/849-2272

CAVALRY BANCORP, INC. REPORTS
FOURTH QUARTER AND
YEAR END EARNINGS

Murfreesboro, Tennessee—January 28, 2005—Cavalry Bancorp, Inc. (the “Company”) (Nasdaq NMS:CAVB) announced today fourth quarter and year-to-date consolidated earnings for its wholly-owned subsidiary Cavalry Banking (“Bank”) and the Company.

Net income decreased from $768,000 or $0.11 per share diluted for the quarter ended December 31, 2003 to a net loss of $3.2 million or $(0.48) per share diluted for the quarter ended December 31, 2004. As previously disclosed, the loss for the quarter was a result of a one-time, non cash, pre-tax charge of $5.3 million resulting from the acceleration of vesting of employee accounts in the Employee Stock Ownership Program (ESOP) and the acceleration of vesting of all director and officer stock options granted under the 1999 Stock Option Plan (SOP). Annualized return on average assets decreased from 0.62% for the quarter ended December 31, 2003 to
(2.28)% for the quarter ended December 31, 2004. Annualized return on average equity decreased from 5.64% for the quarter ended December 31, 2003 to (23.19)% for the quarter ended December 31, 2004.

Net income was $4.5 million or $0.67 per share diluted for the year ended December 31, 2003 and $429,000 or $0.06 per share diluted for the year ended December 31, 2004. Annualized return on average assets decreased from 0.96% for the year ended December 31, 2003 to 0.08% for the year ended December 31, 2004. Annualized return on average equity decreased from 8.60% for the year ended December 31, 2003 to 0.77% for the year ended December 31, 2004.

Total assets of the Company increased from $515.2 million at December 31, 2003 to $578.7 million at December 31, 2004. Net loans receivable increased from $350.4 million at December 31, 2003 to $430.5 million at December 31, 2004. Loans held-for-sale decreased from $2.6 million at December 31, 2003 to $2.5 million at December 31, 2004. Deposits increased from $454.3 million at December 31, 2003 to $506.5 million at December 31, 2004.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain of these statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including the uncertainties inherent in the process of auditing and making end-of-year adjustments to a corporation’s financial statements by changes in: interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, implementation of new technologies, the Company’s ability to develop and maintain secure and reliable electronic systems and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

[Selected financial data follows]

Cavalry Bancorp, Inc.
Consolidated Balance Sheets
(Unaudited)
(In thousands, except per share data)

	December 31,	December 31,
Assets	2004	2003

Cash and cash equivalents	$63,135	$70,913
Investment securities available-for-sale, at fair value	42,183	55,123
Loans held for sale, at estimated fair value	2,501	2,648
Loans receivable, net of allowances for loan losses of $4,863 at December 31, 2004 and $4,525 at December 31, 2003	430,526	350,412
Accrued interest receivable	1,985	1,668
Office properties and equipment, net	17,607	18,431
Required investments in stock of the Federal Home Loan Bank and
Required investments in stock of the Federal Home Loan Bank and Federal Reserve Bank stock, at cost	3,125	2,992
Foreclosed assets	16	-
Bank owned life insurance	11,604	8,308
Goodwill	1,772	1,772
Other assets	4,216	2,905

Total assets	578,670	515,172

Liabilities
Liabilities:
Deposits:
Non-interest-bearing	$81,719	$72,443
Interest-bearing	424,815	381,814
	506,534	454,257
Advances from Federal Home Loan Bank of Cincinnati	2,835	2,889
Dividends payable	11,332	410
Accrued expenses and other liabilities	4,136	3,189
Total liabilities	524,837	460,745

Shareholders' Equity

Preferred stock, no par value Authorized - 250,000 shares; none issued or outstanding at December 31, 2004 and 2003	-	-
Common stock, no par value Authorized- 49,750,000 shares; issued and outstanding 7,217,565 and 6,834,873 at December 31, 2004 and 2003	19,354	10,175
Retained earnings	34,598	46,633
Unallocated ESOP shares	-	(2,373)
Accumulated other comprehensive loss, net of tax	(119)	(8)

Total shareholders' equity	53,833	54,427

Total liabilities and shareholders' equity	578,670	515,172

Cavalry Bancorp,Inc
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share data)

	Three Months Ended		Year ended
	December 31,		December 31,
	2004	2003	2004	2003
Interest income:

Loans	$6,344	5,143	$23,183	20,267
Investment securities:
Taxable	337	390	1,315	1,286
Non-taxable	27	-	101	-
Other	207	74	469	383

Total interest income	6,915	5,607	25,068	21,936

Interest expense:

Deposits	1,577	1,297	5,458	5,518
Borrowings	25	24	97	98

Total interest expense	1,602	1,321	5,555	5,616

Net interest income	5,313	4,286	19,513	16,320

Provision for loan losses	523	-	875	101

Net interest income after provision for loan losses	4,790	4,286	18,638	16,219

Non-interest income:

Servicing income	47	36	186	212
Gain on sale of loans, net	492	762	2,773	5,473
Gain on sale of investment securities, net	-	-	-	11
Deposit servicing fees and charges	1,371	1,141	5,362	4,596
Trust service fees	265	248	1,097	988
Commissions and other non-banking fees	579	457	2,477	2,452
Other operating income	267	275	1,003	879

Total non-interest income	3,021	2,919	12,898	14,611

Non-interest expenses:
Salaries and employee benefits	8,370	3,716	19,205	15,214
Occupancy expense	417	325	1,395	1,304
Supplies, communications, and other office expenses	239	251	946	1,042
Advertising expense	175	171	578	501
Professional fees	378	141	1,033	506
Equipment and service bureau expense	956	778	3,507	2,989
Loss on sale of investment securities, net	19	-	22	-
Other operating expense	431	463	1,887	1,815

Total non-interest expense	10,985	5,845	28,573	23,371
Income (loss) before income tax expense	(3,174)	1,360	2,963	7,459

Income tax expense	59	592	2,534	2,965

Net income (loss)	$(3,233)	768	$429	4,494

Basic Earnings (Loss) Per Share	$(0.48)	0.12	$0.07	0.70

Diluted Earnings (Loss) Per Share	$(0.48)	0.11	$0.06	0.67

Weighted average shares outstanding - Basic	6,754,189	6,450,933	6,536,801	6,407,030

Weighted average shares outstanding - Diluted	6,754,189	6,729,532	6,779,184	6,661,840

Cavalry Bancorp, Inc.
Consolidated Financial
Highlights
(unaudited)
(dollars in thousands)

	December 31, 2004	December 31, 2003	% Change
FINANCIAL CONDITION DATA:

Total assets	$578,670	515,172	12.33%
Loans receivable, net	430,526	350,412	22.86%
Loans held-for-sale	2,501	2,648	-5.55%
Investment securities available-for-sale	42,183	55,123	-23.47%
Cash and cash equivalents	63,135	70,913	-10.97%
Deposits	506,534	454,257	11.51%
Borrowings	2,835	2,889	-1.87%
Shareholders' Equity	53,833	54,427	-1.09%

	For the quarters ending			For the years ending
	December 31,			December 31,
	2004	2003	% Change	2004	2003	% Change

OPERATING DATA:
Interest income	$6,915	5,607	23.33%	$25,068	21,936	14.28%
Interest expense	1,602	1,321	21.27%	5,555	5,616	-1.09%

Net interest income	5,313	4,286	23.96%	19,513	16,320	19.56%
Provision for loan losses	523	-	100.00%	875	101	766.34%

Net interest income after provision for loan losses	4,790	4,286	11.76%	18,638	16,219	14.91%

Gains from sale of loans	492	762	-35.43%	2,773	5,473	-49.33%
Other income	2,529	2,157	17.25%	10,125	9,138	10.80%
Other expenses	10,985	5,845	87.94%	28,573	23,371	22.26%

Income (loss) before income taxes	(3,174)	1,360	-333.38%	2,963	7,459	-60.28%
Income tax expense	59	592	-90.03%	2,534	2,965	-14.54%

Net income (loss)	$(3,233)	768	-520.96%	$429	4,494	-90.45%

	For the quarters ending		For the years ending
	December 31,		December 31,
	2004	2003	2004	2003

KEY FINANCIAL RATIOS

Performance Ratios:
Return on average assets	-2.28%	0.62%	0.08%	0.96%
Return on average shareholders' equity	-23.19%	5.64%	0.77%	8.60%
Interest rate spread (tax equivalent)	3.82%	3.66%	3.84%	3.68%
Net interest margin (tax equivalent)	4.14%	3.89%	4.10%	3.93%
Average interest-earning assets to average interest-bearing liabilities	125.17%	118.94%	122.41%	118.10%
Non-interest expense as a percent of average total assets	7.76%	4.72%	5.40%	5.00%
Efficiency ratio	131.81%	81.12%	88.16%	75.56%

Asset Quality Ratios:
Nonaccrual and 90 days or more past due loans as a percent of total loans, net	0.17%	0.24%	0.17%	0.24%
Nonperforming assets as a percent of total assets	0.13%	0.17%	0.13%	0.17%
Allowance for loan losses as a percent of total loans receivable	1.12%	1.28%	1.12%	1.28%
Net charge-offs to average outstanding loans	0.09%	0.01%	0.14%	0.07%